Events occurring after the reporting period	9 Months Ended
Mar. 31, 2020
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events occurring after the reporting period

11. Events occurring after the reporting period

On May 13, 2020, the Group announced that it had successfully completed a capital raising of US$90.0 million (A$138.0 million) via a placement of 43.0 million shares to existing and new institutional investors at a price of A$3.20 per share.

Subsequent to March 31, 2020, the Group satisfied the requirements to defer the commencement of principal repayments on the Hercules borrowings to October 2020. As at March 31, 2020, principal repayments were due to commence in July 2020 and as a result $20.5 million of the borrowings were recognized as a current liability, given that the requirements to defer principal repayments were not met prior to the period end. Principal repayments can be further deferred to July 2021 if further milestones are met.

In May, 2020, an additional purchase commitment of $9.0 million was agreed with Lonza for the supply of commercial product for the potential approval and launch of RYONCIL. If there is a significant delay in the expected approval date of the BLA for RYONCIL by the FDA then the minimum financial commitment under this manufacturing services agreement will reduce by $4.7 million.

There were no other events that have occurred after March 31, 2020 and prior to the signing of this financial report that would likely have a material impact on the financial results presented.